[Draft-8.16.23]

BUSINESS DEVELOPMENT AGREEMENT

This Business Development Agreement (this "Agreement") is entered into as of August 16, 2023 (the "Effective Date"), by and between Medical Industries of the Americas Inc., a Delaware corporation (the "Company") and Orion 4 LLC., a New York Limited Liability Company, (the "Business Development Consultant" or "BDC"), with offices located at 6 Marwood road North, Port Washington, NY, 11050. The Company and Consultant are collectively referred to herein as the "Parties".

W I T N E S S E T H:

WHEREAS, the Company desires to retain the services of the BDC, and the BDC desires to provide services to the Company, upon the terms and conditions set forth in this Business Development Agreement (the "Agreement");

NOW, THEREFORE, in consideration of the premise and the respective covenants and agreements of the parties set forth herein, each of the parties agrees as follows:

1. **Business Development Services.** The BDC agrees to provide consulting services to the Company during the term of this Agreement to be used with any current client of the company, upon such terms and to the extent that the parties shall from time to time agree. The nature of services to be provided by the BDC to the Company may include the following:

(a) review and advice concerning the technical design of existing and planned products or services;

(b) business development assistance including terms of possible transactions and suggestions during negotiations;

(c) sales assistance through the development of business models and sales strategy;

(d) advice regarding financing, review of proposed term sheets, capitalization planning and, where appropriate, participation in negotiations;

(e) strategic consulting regarding product planning, market development, marketing and public relations;

(f) consulting on corporate structure, employee stock option structure, warrant arrangements and intellectual property planning;

(g) introductions to potential strategic partners and other alliance candidates;

(h) introductions to prospective customers for the Company's products or services;

(i) introductions to sources of financing and capital, and

(j) participation and attendance at meetings with the Company's Board of Directors, management, customers, strategic partners and financing allies, as requested by the Company.

2. **Term.** The term of this Agreement will commence as of the date hereof and shall continue through **December 31, 2023.**

3. **Extent of Services**. The BDC agrees to provide such services described in Section 1 above either directly or through such persons as may be reasonably agreeable to the Company. The Company understands that the nature of the services to be provided are part time and that the BDC will be engaged in other business and consulting activities during the term of this Agreement.

4. **Compensation**. For services rendered hereunder, the Company shall: (a) pay to the BDC the sum of Twelve Thousand Dollars ($12,000.00), which cash payment will be fully earned by the BDC upon the Company's execution of this Agreement and will be payable to the BDC within 10 days of the Effective Date, and (b) issue and deliver a number of restricted shares (the "Shares") of the Company's common stock (the "Agreed Number of Shares") equal to: $345,000 divided by the Liquidity Event Price (as defined in that certain Securities Purchase Agreement dated as of August 16, 2023 of the Company), which Shares will be fully earned by the BDC upon the Company's execution of this Agreement and will be deliverable to the BDC within ten (10) business days thereof. For all relevant purposes, the number of Shares to be issued and delivered to the BDC, shall be appropriately adjusted to take into account any stock split, stock dividend, reverse stock split, recapitalization, or similar change in the Company's Common Stock that occurs between the date of the execution of this Agreement and the Company's initial public offering ("IPO"). For clarity, in the event the Company undertakes a reverse stock prior to the Company's IPO then the Company agrees to issue additional shares of Common Stock to the BDC so that it will have the Agreed Number of Shares of Common Stock post reverse stock split. However, notwithstanding the foregoing, the BDC shall not receive more than 4.99% of the Company's issued and outstanding Common Stock post reverse stock split (or any similar adjustment pursuant to the foregoing). The Shares will also have a piggy-back registration rights specified below such that the Shares will be registered for resale by BDC whenever the Company is required or proposes to register any of its equity securities under the U.S. Securities Act of 1933, as amended (the "Securities Act"), in a registration statement filed with the U.S. Securities and Exchange Commission, with respect to the IPO or any other primary and secondary offering of equity securities.

5. **Expenses.** Reasonable travel expenses will be paid if work is required away from home city. No travel expense will be paid for travel within individual consultant's home city. A designated Company employee shall pre-approve any expenses or supplies needed by the Consultant. The Company shall pay each of said invoices within thirty (30) days after receipt thereof.

6. **Investment Representations**. The BDC represents and warrants to the Company that:

(a) The BDC represents that it is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and acknowledges that the issuance to the BDC of the Shares contemplated hereby is being made in reliance, among other things, on a private placement exemption with respect to "accredited investors" under the Securities Act and similar exemptions under state law.

(b) The BDC is acquiring the Shares solely for investment purposes, for the BDC's own account (and/or for the account or benefit of its members or affiliates) and not with a view to the distribution thereof, and the BDC has (and any such members or affiliates have) no present arrangement to sell or distribute the Shares to or through any person or entity.

(c) The BDC acknowledges and understands the Shares are being issued to it by the Company in a transaction not involving a public offering in the United States within the meaning of the Securities Act. The Shares have not been registered under the Securities Act and, if in the future the BDC decides to offer, resell, pledge or otherwise transfer the Shares, such Shares may be offered, resold, pledged or otherwise transferred only (A) pursuant to an effective registration statement filed under the Securities Act, (B) pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act, if available, or (C) pursuant to any other available exemption from the registration requirements of the Securities Act, and in each case in accordance with the applicable securities laws of any state or any other jurisdiction. BDC agrees that if any transfer of its Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, the BDC may be required to deliver to the Company an opinion of counsel reasonably satisfactory to the Company with respect to such transfer. Absent registration or another available exemption from registration, the BDC agrees it will not resell the Shares.

(d) The BDC is sophisticated in financial matters and is able to evaluate the risks and benefits of an investment in the Shares.

(e) The BDC is aware that an investment in the Shares is highly speculative and subject to substantial risks because, among other things, the Shares are subject to transfer restrictions and have not been registered under the Securities Act and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. The BDC is able to bear the economic risk of its investment in the Shares for an indefinite period of time.

(f) The BDC, in making the decision to acquire the Shares, has relied upon an independent investigation of the Company and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances from the Company, its officers, directors or employees or any other representatives or agents of the Company. The BDC is familiar with the business, operations and financial condition of the Company and has had an opportunity to ask questions of, and receive

answers from the Company's officers and directors concerning the Company has had full access to such other information concerning the Company as the BDC has requested.

7. Piggyback Registration Rights. If the Company shall determine to register for sale for cash any of its securities, for its own account or for the account of others (other than the BDC), other than (i) a registration relating solely to employee benefit plans or securities issued or issuable to employees, BDCs (to the extent the securities owned or to be owned by such BDCs could be registered on Form S-8), (ii) a registration relating solely to a Securities Act Rule 145 transaction or a registration statement on Form S-4 in connection with a merger, acquisition, divestiture, reorganization or similar event, or (iii) in connection with any offering involving an underwriting of securities to be issued by the Company, the managing underwriter shall prohibit the inclusion of securities by selling holders (and not only BDC) in such registration statement or shall impose a limitation on the number of securities which may be included in any such registration statement because, in its judgment, such limitation is necessary to effect an orderly public distribution, and such limitation is (1) imposed pro rata with respect to all securities whose holders have a contractual piggyback rights to include such securities in the registration statement and as to which inclusion has been requested pursuant to such rights and (2) there is first excluded from such registration statement all securities sought to be included therein by (A) any holder thereof not having any such contractual piggyback registration rights, and (B) any holder thereof having contractual piggyback registration rights subordinate and junior to the Shares, in which case the Company shall then be obligated to include in such registration statement only such limited portion of the Shares as the BDC has requested inclusion hereunder as is determined in accordance with foregoing. The Company shall promptly give to the BDC written notice of its intent to file any such non-excluded registration statement not less than ten (10) calendar days prior to the filing date thereof, and shall include in such registration all of the Shares specified in a written request delivered by the BDC to the Company within five (5) calendar days after receipt of such written notice from the Company. However, the Company may, without the consent of the BDC, withdraw such registration statement prior to it becoming effective if the Company or relevant selling stockholders have elected to abandon the proposal to register the securities proposed to be registered thereby. For the avoidance of doubt, all of the Shares issued or issuable to the BDC pursuant to this Agreement will be registered in the S-1 statement filed by the Company's in connection with its IPO.

8. **Confidential Information**.

(a) Confidentiality. Except as required in the performance of its duties to the Company, the BDC shall treat as confidential and shall not, directly or indirectly, use, disseminate, disclose, publish or otherwise make available any Confidential Information (as such term is herein after defined) or any portion thereof. In furtherance of the foregoing, the BDC shall be permitted to disclose Confidential Information to those of its employees, managers, members, agents, accountants, attorneys, consultants, potential financing sources and strategic partners who reasonably need to know such Confidential Information in order for the BDC to reasonably perform its duties hereunder.

(b) Return of Confidential Information. Upon termination of this Agreement, and upon the written request of the Company, all documents, records, notebooks, computer files, tapes and diskettes and similar repositories containing Confidential Information, including copies thereof, then in the BDC's possession, whether prepared by it or others, shall be promptly destroyed by the BDC or returned to the Company. If at any time after the termination of this Agreement, the BDC determines that it has any Confidential Information in its possession or control, it shall immediately destroy or return the same to the Company, including all copies and portions thereof.

(c) Definition. For purposes of this Agreement, the term "Confidential Information" means any and all information relating to the Company's products, customers, pricing or financing and is labeled or marked "confidential" when disclosed or made available to the BDC and which is or becomes known by BDC as a direct or indirect consequence of or through its relationship with the Company and not generally known in the industry in which the Company is or may become engaged. Confidential Information shall not include any information which (i) was known by the BDC prior to receipt of such information by it from the Company, (ii) is independently discovered by the BDC after the date hereof, (iii) comes or has come within the public domain through no act or failure on the part of the BDC or (iv) is rightfully obtained by the BDC after the date hereof from a third party which, to the knowledge of the BDC, is lawfully in possession of such Confidential Information.

7. **Remedies**. The parties acknowledge that the remedies at law for the breach of the agreements and covenants set forth in Section 8 hereof are inadequate and that the Company shall be entitled to preliminary and permanent injunctive relief to the fullest extent available under applicable law enjoining the BDC from engaging in any conduct constituting a breach of the agreements and covenants contained in Section 8 hereof. Such remedies shall be in addition to, and not in substitution of, any other remedies which the Company may have at law or in equity in the event of a breach or threatened breach of any of the foregoing agreements or covenants by the BDC.

8. Status. BDC shall be an independent contractor in the performance of the consulting services contemplated hereunder. This Agreement shall not be interpreted as creating an association, joint venture, or partnership relationship between the Parties or as imposing any employment, or partnership obligation, or liability on any party. The Company shall not, and shall not have any obligation to, withhold or pay income tax, workers compensation, pension, deferred compensation, welfare, insurance, and other employee taxes on behalf of BDC. Any and all sums subject to deductions, if any, required to be withheld and/or paid under any applicable state, federal or municipal laws or union or professional guild regulations shall be BDC's sole responsibility and BDC shall indemnify and hold Company harmless from any and all damages, claims and expenses arising out of or resulting from any claims asserted by any taxing authority as a result of or in connection with said payments.

9. **Notices.** Any notice required or desired to be given under this Agreement shall be in writing and shall be deemed to have been given when personally delivered or sent by certified or registered mail or overnight courier to the respective addresses set forth in the first paragraph of this Agreement or such other address as to which one party may have notified the other in such manner.

10. **Applicable Law**. The validity, interpretation and performance of this Agreement shall be controlled by and construed under the laws of the State of Delaware without regard to its conflict of law provisions.

11. **Severability.** In the event of the invalidity or unenforceability of any provision of this Agreement under applicable law, the parties agree that such invalidity or unenforceability shall in no way affect the validity or enforceability of any other provisions of this Agreement. **This Agreement may be terminated by mutual consent of both Parties at any time, provided, however, that termination shall not relieve the Company from paying the compensation provided for hereunder.**

12. **Waiver of Breach**. The waiver by either party of a breach of any provision of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach by such party. No waiver shall be valid unless in writing and signed by an authorized officer of the Company or the BDC, as appropriate.

13. **Binding Effect.** This Agreement shall be binding upon the parties and their respective successors and assigns.

14. **Indemnification.** The Company warrants and represents that all oral communications, written documents or materials furnished to BDC or the public by the Company with respect to financial affairs, operations, profitability and strategic planning of the Company are accurate in all material respects and BDC may rely upon the accuracy thereof without independent investigation. The Company will protect, indemnify and hold harmless BDC against any claims or litigation including any damages, liability, cost and reasonable attorney's fees as incurred with respect thereto resulting from BDC's communication or dissemination of any said information, documents or materials excluding any such claims or litigation resulting from BDC's communication or dissemination of information not provided or authorized by the Company. BDC warrants and represents that all oral communications, written documents, or materials furnished to third parties by BDC, originating with BDC and to the extent not mirroring material furnished by Company, shall be accurate in all material respects. BDC will protect, indemnify and hold harmless Company against any claims or litigation including any damages, liability, cost and reasonable attorney's fees as incurred with respect thereto resulting from any claims or litigation resulting from BDC's communication or dissemination of information not provided or authorized by the Company, or from BDC's negligence or misconduct.

15. **Representations.** BDC represents that it is not required to maintain any licenses and registrations under federal or any state regulations necessary to perform the services set forth herein. BDC acknowledges that, to the best of its knowledge, the performance of the services set forth under this Agreement will not violate any rule or provision of any regulatory agency having jurisdiction over BDC. **BDC further acknowledges that it is not a Securities Broker Dealer or a Registered Investment Advisor.** Company acknowledges that, to the best of its knowledge, it has not violated any rule or provision of any regulatory agency having jurisdiction over the Company. Company acknowledges that, to the best of its knowledge, Company is not the subject of any investigation, claim, decree or judgment involving any violation of the SEC or securities laws.

16. **Board Action.** As a condition to the effectiveness of this Agreement, the Company will deliver to the BDC Consultant a true and correct copy of the Unanimous Written Consent of the Board of Directors of the Company, executed by each member of such Board, authorizing the issuance of the Shares, in the form attached as Exhibit A hereto.

17. **Entire Agreement**. This Agreement contains the entire understanding of the parties with respect to its subject matter hereof, and supersedes all prior discussions, negotiations and understandings between the parties with respect to such subject matter. This Agreement may not be changed orally but only by a written instrument signed by the party against which enforcement of any waiver, change, modification, extension or discharge is sought.

IN WITNESS WHEREOF, each of the parties has executed and delivered this Agreement as of the date first written above.

The Company

MEDICAL INDUSTRIES OF THE AMERICAS INC.
a Delaware corporation

DocuSigned by:

____
By: David Silver
CEO

The Consultant

ORION 4 LLC
a ______________________

____
By: Mohsen (Michael) Khorassani
Managing Member

Exhibit A

UNANIMOUS WRITTEN CONSENT
OF THE BOARD OF DIRECTORS
OF
MEDICAL INDUSTRIES OF THE AMERICAS INC.

The undersigned, representing all the members of the Board of Directors ("**Board**") of MEDICAL INDUSTRIES OF THE AMERICAS INC., a Delaware corporation (the "**Company**"), hereby take the following actions and adopt the following resolutions by written consent without a meeting of the Board, to be effective as of August 16, 2023:

1. Authority to Act by Written Consent.

RESOLVED, that pursuant to Section 141(f) of the General Corporations Law of the State of Delaware, any action authorized in writing by all of the directors entitled to vote thereon and filed with the minutes of the Company shall be the act of the Board of Directors with the same force and effect as if the same had been passed by unanimous vote at a duly called meeting of the Board.

2. Ratification of Orion Business Development Agreement

RESOLVED, that the Chief Executive Officer of the Company has executed and delivered to Orion 4 LLC ("**Orion**") a Business Development Agreement, dated August 16, 2023 (the "**BDC Consulting Agreement**"), a true copy of which has been presented to the undersigned.

RESOLVED, that the Board has reviewed the BDC Consulting Agreement and believes it to be advisable and in the best interests of the Company, and accordingly, hereby approves, adopts, consents to, votes for, ratifies and confirms the BDC Consulting Agreement, and hereby directs, authorizes and empowers the Chief Executive Officer of the Company to perform the obligations of the Company thereunder as he may deem necessary or appropriate.

RESOLVED, that the Board hereby ratifies and confirms the issuance of the Shares (as defined in the BDC Consulting Agreement) to Orio in consideration for the services rendered to the Company pursuant to the BDC Consulting Agreement, which Shares shall have reverse-stock and, upon such issuance, will be fully paid and non-assessable, and which will be included in a resale prospectus as part of the Company's initial public offering.

RESOLVED, that the Board hereby ratifies and confirms the issuance of the Shares (as defined in the BDC Consulting Agreement) to the Consultant in consideration for the services rendered to the Company pursuant to the BDC Consulting Agreement, as amended by the BDC Consulting Agreement.

3. Omnibus Resolutions.

RESOLVED, that the officers of the Company are authorized and empowered to take all such actions (including, without limitation, soliciting appropriate consents or waivers from the stockholder) and to execute and deliver and file all such documents and pay all such expenses as

may be necessary or advisable to carry out the intent and accomplish the purposes of the foregoing resolutions and to effect any transactions contemplated thereby and the performance of any such actions and the execution and delivery of any such documents shall be conclusive evidence of the approval of the Board thereof and all matters relating thereto.

RESOLVED, that the omission from these resolutions of any approval or other arrangement contemplated by any of the approvals or instruments described in the foregoing resolutions or any action to be taken in accordance with any requirements of any of the approvals or instruments described in the foregoing resolutions shall in no manner derogate from the authority of the Board or the officers of the Company to take all actions necessary, desirable, advisable or appropriate to consummate, effectuate, carry out or further the transactions contemplated by and the intent and purposes of the foregoing resolutions.

This action shall be filed with the minutes of the proceedings of the Board and shall be effective as of the date of execution below. Any copy, facsimile or other reliable reproduction of this action may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction be a complete reproduction of the entire original writing.

IN WITNESS WHEREOF, the undersigned directors of the Board of the Company have set his hand to this Unanimous Written Consent of the Board of Directors as of the date first above written.

DocuSigned by:

By: ______________________________
Name: David Silver
Title: Director

By: ______________________________
Name:
Title: Director

By: ______________________________
Name:
Title: Director

By: ______________________________
Name:
Title: Director

By: ______________________________
Name:
Title: Director

By: ______________________________
Name: